SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                   FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported)   March 12, 1997


                             STAR BANC CORPORATION
              (Exact name of registrant as specified in its charter)


            Ohio                         0-7601              31-0838189
(State or other jurisdiction of  (Commission file number) (I.R.S. Employer
incorporation or organization)                            Identification No.)


                     425 Walnut Street, Cincinnati, Ohio 45202
                      (Address of principal executive offices)


      Registrant's telephone number, including area code (513) 632-4000



                                   Not Applicable
        (Former name or former address, if changed since last report)



















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Item 5  Other Events
     On March 1, 1997, the 1996 Consolidated Financial Statements of Star Banc Corporation (as included in Exhibit 13) were published and mailed to shareholders as part of Star Banc Corporation's 1996 Annual Report.


Item 7  Financial Statements and Exhibits

     (a) & (b) Not Applicable

     (c) Exhibits filed:
          Exhibit 13  Consolidated Financial Statements and MD&A of the
                         Annual Report to Security Holders
          Exhibit 23  Consent of Independent Public Accountants in regards to the previously filed Registration Statements No. 2-944845, No. 33-9494, No. 33-10085,
                         No. 33-24672, No. 33-46018 and No. 33-61308
          Exhibit 27  Financial Data Schedule


SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  STAR BANC CORPORATION

Date   March 12, 1997                              /s/ David M. Moffett

                                                  David M. Moffett
                                                  Executive Vice President
                                                  and Chief Financial Officer















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